Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,730,000.00
Previously Paid Amount	2,199.93
Total Fee Amount	4,658.11
Total Offset Amount	2,199.93
Net Fee	$ 258.25